10.55 EXHIBIT

                                     WARRANT

                      To Purchase Shares of Common Stock of

                                BIO-PLEXUS, INC.

                             At a Purchase Price of

                                $2.283 per Share

                   (Subject to Adjustment as Provided herein)

                    No. of Shares of Common Stock: 1,314,060

                                TABLE OF CONTENTS
                                -----------------

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Section                                                                                                       Page
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
1.   DEFINITIONS...............................................................................................1

2.   EXERCISE OF WARRANT.......................................................................................4

         2.1.     Manner of Exercise...........................................................................4
         2.2.     Call Option..................................................................................5
         2.3.     Payment of Taxes.............................................................................5
         2.4.     Fractional Shares............................................................................6

3.   TRANSFER, DIVISION AND COMBINATION........................................................................6

         3.1.     Transfer.....................................................................................6
         3.2.     Division and Combination.....................................................................6
         3.3.     Expenses.....................................................................................6
         3.4.     Maintenance of Books.........................................................................6

4.   ADJUSTMENTS...............................................................................................6

         4.1.     Stock Dividends, Subdivisions and Combinations...............................................7
         4.2.     Certain Other Distributions..................................................................7
         4.3.     Issuance of Additional Shares of Common Stock................................................8
         4.4.     Issuance of Warrants or Other Rights.........................................................9
         4.5.     Issuance of Convertible Securities...........................................................9
         4.6.     Superseding Adjustment.....................................................................130
         4.7.     Other Provisions Applicable to Adjustments under this Section..............................140
         4.8.     Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets............12
         4.9.     Other Action Affecting Common Stock.........................................................13
         4.10.    Certain Limitations.........................................................................13

5.   NOTICES TO WARRANT HOLDERS...............................................................................13

         5.1.     Notice of Adjustments.......................................................................13
         5.2.     Notice of Corporate Action..................................................................13

6.   RIGHTS OF HOLDERS........................................................................................14

         6.1      No Impairment...............................................................................14

7.    RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL
      OF ANY GOVERNMENTAL AUTHORITY ..........................................................................15

8.   TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS.......................................................15

9.   RESTRICTIONS ON TRANSFERABILITY..........................................................................15

         9.1.     Notice of Proposed Transfers; Requests for Registration.....................................15
         9.2.     Termination of Restrictions.................................................................16

10.    PREEMPTIVE RIGHTS......................................................................................16

11.    SUPPLYING INFORMATION..................................................................................17

12.    LOSS OR MUTILATION.....................................................................................17

13.    LIMITATION OF LIABILITY................................................................................17

14.    MISCELLANEOUS..........................................................................................18

         14.1.    Nonwaiver and Expenses......................................................................18
         14.2.    Notice Generally............................................................................18
         14.3.    Remedies....................................................................................18
         14.4.    Successors and Assigns......................................................................19
         14.5.    Amendment...................................................................................19
         14.6.    Severability................................................................................19
         14.7.    Headings....................................................................................19
         14.8.    Governing Law...............................................................................19

No. of Shares of Common Stock:  1,314,060

                                     WARRANT

                      To Purchase Shares of Common Stock of

                                BIO-PLEXUS, INC.


                  THIS IS TO CERTIFY THAT the entities listed on Exhibit A hereto, or their registered assigns (each such party, a "Holder" and collectively, the "Holders"), are entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from BIO-PLEXUS, INC., a Delaware corporation (the "Reorganized Company"), 1,314,060 (subject to adjustment as provided herein) shares of Common Stock (as hereinafter defined), in whole or in part, at a purchase price of $2.283 per share (subject to adjustment as provided herein), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Reorganized Company after the Effective Date, other than Warrant Stock.

                  "Average Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the daily volume weighted average sale price per share of Common Stock for such date. The closing price for each day shall be the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Reorganized Company. If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Capital Stock" means, in the case of the Reorganized Company, any and all shares (however designated) of the capital stock of the Reorganized Company now or hereafter outstanding.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, par value $.001 per share, of the Reorganized Company as constituted on the Effective Date (as defined in the Debtor's First Amended Plan of Reorganization, dated June 12, 2001), and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Reorganized Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the Reorganized Company in the circumstances contemplated by Section 4.8.

                  "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the average of the Average Market Price for the twenty Business Days ending five days prior to such date.

                  "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. The Current Warrant Price as of the date of the issuance of this Warrant is $2.283.

                  "Expiration Date" shall mean a date which is 10 years from the issuance of this Warrant.

                  "Holder" shall mean the Person in whose name this Warrant is registered on the books of the Reorganized Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of a Warrant.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Warrants.

                  "Other Property" shall have the meaning set forth in Section 4.8.

                  "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Reorganized Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock. For the purposes of Sections 4.3, 4.4, 4.5, 4.6 and 4.7, Common Stock Outstanding shall include all shares of Common Stock issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock, the exercise or conversion price of which is less than the Current Market Price as of any date on which the number of shares of Common Stock Outstanding is to be determined.

                  "Permitted Issuances" shall mean issuances of shares of Common Stock and upon exercise of the warrants and options and other convertible securities, in each case listed on Schedule 1.

                  "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor by merger or otherwise of such entity.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Security" or "Securities" shall mean any equity or debt security of the Reorganized Company (including, without limitation, subscriptions, options, warrants, rights, stock-based or stock-related awards or convertible or exchangeable securities to which the Reorganized Company is a party or by which the Reorganized Company may be bound of any character relating to, or obligating the Reorganized Company to issue, grant, award, transfer or sell any issued or unissued shares of the Reorganized Company's Capital Stock or other securities of the Reorganized Company).

                  "Trading Day" means a Business Day or, if the Common Stock is listed or admitted to trading in any national securities exchange, a day on which such exchange is open for the transaction of business.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.1.

                  "Warrant Price" shall mean an amount equal to (1) the number of shares of Common Stock being purchased upon exercise of the Warrant pursuant to Section 2.1, multiplied by (2) the Current Warrant Price.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.       EXERCISE OF WARRANT

         2.1. MANNER OF EXERCISE. At any time or from time to time from and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

                  In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Reorganized Company at its principal office at 129 Reservoir Road, Vernon, CT 06066 (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price for such shares and
(iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder. Thirty days after receipt of the items specified in the second preceding sentence, the Reorganized Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all purposes, as of the date which is thirty days after the date of the notice, together with the Warrant Price and this Warrant, are received by the Reorganized Company as described above. If this Warrant shall have been exercised in part, the Reorganized Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

                  Payment of the Warrant Price shall be made at the option of Holder by (i) certified or official bank check, (ii) wire transfer of immediately available funds, or (iii) the surrender of this Warrant to the Reorganized Company, with a duly executed exercise notice marked to reflect "Net Issue Exercise," and, in either case, specifying the number of shares of Common Stock to be purchased, during normal business hours on any Business Day. Upon a Net Issue Exercise, Holder shall be entitled to receive shares of Common Stock equal to the value of this Warrant (or the portion thereof being exercised by Net Issue Exercise) by surrender of this Warrant to the Reorganized Company together with notice of such election, in which event the Reorganized Company shall issue to Holder a number of shares of the Reorganized Company's Common Stock computed as of the date of surrender of this Warrant to the Reorganized Company using the following formula:

                  X = Y x (A-B)
                      ---------
                           A

         Where X = the number of shares of Common Stock to be issued to the Holder Y= the number of shares of Warrant Stock being exercised under this Warrant;

         A = the Current Market Price of one share of the Reorganized Company's Common Stock (at the date of such calculation);

         B = the Current Warrant Price (as adjusted to the date of such calculation).

         2.2. Call Option/Exercise Rights. The Reorganized Company shall have the option to call" this Warrant (a "Warrant Call") and the Holders shall each have the right to exercise this Warrant, in each case, in accordance with and governed by the following:

               (a) The Reorganized Company shall provide written notice to each Holder, in accordance with the notice provisions herein, that a Performance Target (as defined below) has been attained (the "Performance Target Notice") within seven (7) days after the end of a calendar month following the occurrence thereof.

               (b) The Reorganized Company's right to exercise a Warrant Call, subject to the other provisions of this Warrant, shall commence as of the date hereof and thereafter, shall be coterminous with the exercise period of this Warrant (the "Call Period").

               (c) At any time during the Call Period, (i) if "net sales" (as reported in accordance with GAAP) of the Winged Set product aggregate $1,800,000 or more, then the Reorganized Company shall have the right, subject to the provisions of this Warrant, to redeem 50% of the total Common Stock issuable under this Warrant as such number may be adjusted, at a price of $.01 per share of Common Stock (the "$1.8 Million Target") and (ii) if "net sales" (as reported in accordance with GAAP) of the Winged Set product aggregate $4,000,000 or more, then the Reorganized Company shall have the right, subject to the provisions of this Warrant, to redeem the remaining 50% of the total Common Stock issuable under this Warrant as such number may be adjusted, at a price of $.01 per share of Common Stock (together with the $1.8 Million Target, the "Performance Targets").

               (d)  Once a Performance Target is attained, this Warrant will be
                    (i) callable by the Reorganized Company (solely to the extent provided herein) at any time following the date that is 45 days after each Holder receives from the Reorganized Company the Performance Target Notice and (ii) exercisable by any or all of the Holders to the extent of the Warrants held by such Holder(s) for a 30 day period following the date that such Holder(s) receive the Performance Target Notice from the Reorganized Company.

         2.3. PAYMENT OF TAXES. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable. The Reorganized Company shall pay all expenses in connection with, and all taxes (other than income taxes or capital gain tax of the Holder) and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

         2.4. FRACTIONAL SHARES. The Reorganized Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Reorganized Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

3.       TRANSFER, DIVISION AND COMBINATION

         3.1. TRANSFER. Subject to compliance with Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Reorganized Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Reorganized Company referred to in Section 2.1, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Reorganized Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

         3.2. DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Reorganized Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Reorganized Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         3.3. EXPENSES. The Reorganized Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

         3.4. MAINTENANCE OF BOOKS. The Reorganized Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS

                  The number of shares of Common Stock for which this Warrant is exercisable and/or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Reorganized Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

         4.1. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Reorganized Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price per share shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

         4.2. CERTAIN OTHER DISTRIBUTIONS. If at any time the Reorganized Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (a) cash,

                  (b) any evidences of its indebtedness, any shares of stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment and a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Reorganized Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Reorganized Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

         4.3. ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If at any time the Reorganized Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued by the Reorganized Company then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by multiplying (A) the Current Warrant Price by (B) a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then applicable Current Warrant Price (the "Adjustment Price") and (y) the aggregate consideration receivable by the Reorganized Company for the total number of shares of Common Stock so issued, and the denominator of which shall be the sum of (a) the total number of shares of Common Stock Outstanding on such date and (b) the number of Additional Shares issued, multiplied by the Adjustment Price; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above. For purposes of this Section 4.3 and for the purposes of making adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price as provided in this Section 4, the aggregate consideration receivable by the Reorganized Company in connection with the issuance of shares of Common Stock or of rights, warrants or other securities convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties) of all such Common Stock, rights, warrants and convertible securities plus the aggregate amount (as determined on the date of issuance), if any, payable upon exercise or conversion of any such rights, warrants and convertible securities into shares of Common Stock. If, subsequent to the date of issuance of such rights, warrants or Convertible Securities, the exercise or conversion price thereof is reduced, such aggregate amount shall be recalculated and the Current Warrant Price and number of shares of Common Stock for which the Warrant is exercisable adjusted retroactively to give effect to such reduction. If Common Stock is sold as a unit with other securities, the aggregate consideration received for such Common Stock shall be deemed to be net of the fair market value of such other securities as determined by an investment banking firm of recognized national standing selected by the Majority Holders and reasonably acceptable to the Reorganized Company.

         4.4. ISSUANCE OF WARRANTS OR OTHER RIGHTS. If at any time the Reorganized Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Reorganized Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities (other than Permitted Issuances), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Reorganized Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be required under this Section 4.4 solely by reason of the issuance or distribution of stock purchase rights pursuant to a shareholder rights plan or any other rights plan of the Reorganized Company, provided that the adjustments required by this
Section 4.4 shall be made if any "flip-in" or "flip-over" event shall occur under such stockholder rights plan.

         4.5. ISSUANCE OF CONVERTIBLE SECURITIES. If at any time the Reorganized Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Reorganized Company is the surviving corporation) issue or sell, any Convertible Securities (other than Permitted Issuances ), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Reorganized Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

         4.6. SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities, such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised and no outstanding Warrant shall have been exercised (in whole or in part), then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.

         4.7. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Reorganized Company therefor shall be the amount of the cash received by the Reorganized Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Reorganized Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Reorganized Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Reorganized Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Reorganized Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Reorganized Company for issuing such warrants or other rights plus the additional consideration payable to the Reorganized Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Reorganized Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Reorganized Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Reorganized Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the

Reorganized Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made results in an increase or decrease of less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) Fractional Interests. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) When Adjustment Not Required. If the Reorganized Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Escrow of Warrant Stock. If Holder exercises this Warrant after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, any additional shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Reorganized Company to be issued to Holder when and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Reorganized Company and escrowed property returned.

                  (f) Challenge to Good Faith Determination. Whenever the Board of Directors of the Reorganized Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Majority Holders and reasonably acceptable to the Reorganized Company.

         4.8. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Reorganized Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Reorganized Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Reorganized Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Reorganized Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant and payment of the Current Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Reorganized Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Reorganized Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Reorganized Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Reorganized Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         4.9. OTHER ACTION AFFECTING COMMON STOCK. In case at any time or from time to time the Reorganized Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

         4.10. CERTAIN LIMITATIONS. Notwithstanding anything herein to the contrary, the Reorganized Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

5.       NOTICES TO WARRANT HOLDERS

         5.1. NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Reorganized Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Reorganized Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Reorganized Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2 or 4.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Reorganized Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 14.2. The Reorganized Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

         5.2.     NOTICE OF CORPORATE ACTION.  If at any time

                  (a) the Reorganized Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Reorganized Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Reorganized Company, any reclassification or recapitalization of the capital stock of the Reorganized Company or any consolidation or merger of the Reorganized Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Reorganized Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Reorganized Company;

then, in any one or more of such cases, the Reorganized Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Reorganized Company and delivered in accordance with Section 13.2.

6.       RIGHTS OF HOLDERS

         6.1 NO IMPAIRMENT. The Reorganized Company shall not by any action, including, without limitation, amending its certificate of incorporation, by-laws or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Reorganized Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Reorganized Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Reorganized Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Reorganized Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Reorganized Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the date hereof, the Reorganized Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

                  In the case of all dividends or other distributions by the Reorganized Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Reorganized Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Reorganized Company will not at any time, except upon dissolution, liquidation or winding up of the Reorganized Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.       RESTRICTIONS ON TRANSFERABILITY

                  The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

         9.1. NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR REGISTRATION. Prior to any Transfer or attempted Transfer of any Warrants, the holder of such Warrants shall give ten days' prior written notice (a "Transfer Notice") to the Reorganized Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Reorganized Company, an opinion that the proposed Transfer of such Warrants may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Reorganized Company shall, within five days thereof, notify the holder of such Warrants as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants, in accordance with the terms of the Transfer Notice. The holder of the Warrants, giving the Transfer Notice shall not be entitled to Transfer such Warrants until receipt of notice from the Reorganized Company under this Section 9.1 that such opinion is reasonably satisfactory.

         9.2. TERMINATION OF RESTRICTIONS. Notwithstanding the foregoing provisions of this Section 9, the restrictions imposed by this Section upon the transferability of the Warrants and the Warrant Stock shall terminate as to any particular Warrant or share of Warrant Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Reorganized Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act.

10.      PREEMPTIVE RIGHTS

                  (a) The Reorganized Company shall not issue, sell or exchange, or agree to issue, sell or exchange (collectively, "Issue," and any issuance, sale or exchange resulting therefrom, an "Issuance") any Securities unless the Reorganized Company shall have first given written notice (the "Section 10 Notice") to each holder of Warrants or Warrant Stock (for purposes of this Section, each a "Section 10 Offeree") that shall (i) state the Reorganized Company's intention to

Issue Securities, the amount to be issued, sold or exchanged, the terms of such Securities, the purchase price therefor and a summary of the other material terms of the proposed issuance, sale or exchange and (ii) offer (a "Section 10 Offer") to Issue to each Section 10 Offeree and their affiliates such Section 10 Offeree's Proportionate Percentage (as defined below) of such Securities (with respect to each Section 10 Offeree, the "Offered Securities") upon the terms and subject to the conditions set forth in the Section 10 Notice, which Section 10 Offer by its terms shall remain open and irrevocable for a period of 15-days from the date it is delivered by the Reorganized Company to such holder, as the case may be (and, to the extent the Section 10 Offer is accepted during such 15-day period, until the closing of the Issuance contemplated by the Section 10 Offer). "Proportionate Percentage" for the purposes of this Section shall mean the quotient obtained by dividing: (A) the Warrant Stock held by such Section 10 Offeree (assuming for purposes of this Section 10 that all issued and outstanding Warrants have been exercised) on the date of the Section 10 Offer, by (B) the Warrant Stock issued and outstanding on the date of the Section 10 Offer.

                  (b) Notice of a Section 10 Offeree's intention to accept a
Section 10 Offer, in whole or in part, shall be evidenced by a writing signed by such party and delivered to the Reorganized Company prior to the end of the 15-day period of such Section 10 Offer (each, a "Notice of Acceptance"), setting forth the portion of the Offered Securities that the Section 10 Offeree elects to purchase, which election shall be binding.

                  (c) In the event that a Notice of Acceptance is not given by a
Section 10 Offeree in respect of all the Offered Securities, the Reorganized Company shall have 60 days following the 15-day period referred to in clause (b) above to Issue all or any part of such remaining Offered Securities not covered by the Notice of Acceptance to any other Person(s), but only at a price not less than the price, and on terms no more favorable to the person than the terms, stated in the Section 10 Offer Notice. If the Reorganized Company does not consummate the Issuance of all or part of the remaining Offered Securities to such other Person(s) within such period, the right provided hereunder shall be deemed to be revived and such securities shall not be offered unless first re-offered to each Section 10 Offeree in accordance with this Section 10. Upon the closing of the Issuance to such other Person(s) (the "Other Buyers") of all or part of the remaining Offered Securities, each Section 10 Offeree shall purchase from the Reorganized Company, and the Reorganized Company shall Issue to each such Section 10 Offeree, the Offered Securities covered by the Notice of Acceptance delivered to the Reorganized Company by the Section 10 Offeree, on the terms specified in the Section 10 Offer. The purchase by a Section 10 Offeree of any Offered Securities is subject in all cases to the execution and delivery by the Reorganized Company and the Section 10 Offeree of a purchase agreement relating to such Offered Securities in form and substance similar in all material respects to the extent applicable to that executed and delivered between the Reorganized Company and the Other Buyers.

11.      SUPPLYING INFORMATION

                  The Reorganized Company shall cooperate with each Holder of a Warrant in supplying such information as may be reasonably necessary for such holder to complete and file any reports or forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant.

12.      LOSS OR MUTILATION

                  Upon receipt by the Reorganized Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that, in the case of the initial holder, the written agreement of Appaloosa Management L.P. shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Reorganized Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Reorganized Company for cancellation.

13.      LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Reorganized Company, whether such liability is asserted by the Reorganized Company or by creditors of the Reorganized Company.

14.      MISCELLANEOUS

         14.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Reorganized Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Reorganized Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         14.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Reorganized Company maintained for such purpose.

                  (b) If to the Reorganized Company at:

                      Bio-Plexus, Inc.
                      129 Reservoir Road
                      Vernon, CT 06066
                      Attention:  Chief Executive Officer
                      Fax:  (860) 870-6118
or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

         14.3. REMEDIES. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Warrant. The Reorganized Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         14.4. SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Reorganized Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

         14.5. AMENDMENT. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Reorganized Company and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof, provided however, that the foregoing shall not limit the operation of Section 4.6.

         14.6. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         14.7. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         14.8. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF

THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS WARRANT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  IN WITNESS WHEREOF, the Reorganized Company has caused this Warrant to be duly executed by an officer thereunto duly authorized.

Dated:  July __, 2001

                                         BIO-PLEXUS, INC.


                                         By:
                                            ------------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT A

Holder                                              No. of Shares which may be Purchased
------                                              ------------------------------------
Appaloosa Investment Limited Partnership I                        700,394

Palomino Fund Ltd.                                                613,666

                                    EXHIBIT B

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                      Net Issue Exercise _____No ______Yes

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ shares of Common Stock of Bio-Plexus, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is ________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

                                    ____________________________________________
                                    (Name of Registered Owner)

                                    ____________________________________________
                                    (Signature of Registered Owner)

                                    ____________________________________________
                                    (Street Address)

                                    ____________________________________________
                                    (City)     (State)             (Zip Code)

                                    EXHIBIT C

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                  No. of Shares of Common Stock
----------------------------                  -----------------------------



and does hereby irrevocably constitute and appoint ________________ attorney-in-fact to register such transfer on the books of BIO-PLEXUS, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:_______________                     Print Name: __________________________

                                          Signature: ___________________________

                                          Witness: _____________________________

                                   Schedule 1

The shares of Common Stock issued pursuant to the New Equity Incentive Plan (as defined in the Debtors' First Amended Plan of Reorganization, dated ______,
2001).